UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Mathematically-driven investment strategy that seeks to
generate excess risk-adjusted returns

Semi-Annual Report

June 30, 2012

Nuveen Core Equity
Alpha Fund

JCE

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Share Distribution and Price Information	8

Performance Overview	10

Shareholder Meeting Report	11

Portfolio of Investments	12

Statement of Assets & Liabilities	21

Statement of Operations	22

Statement of Changes in Net Assets	23

Financial Highlights	24

Notes to Financial Statements	26

Annual Investment Management Agreement Approval Process	35

Reinvest Automatically, Easily and Conveniently	44

Glossary of Terms Used in this Report	46

Additional Fund Information	47

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 23, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Nuveen Core Equity Alpha Fund (JCE) is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. During the reporting period, INTECH's Co-Chief Investment Officer Dr. E. Robert Fernholz, PhD, retired. The portfolio management team is now led by Dr. Adrian Banner and Joseph Runnels, CFA.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Keith Hembre, CFA, David Friar and James Colon, CFA, oversee this program.

Here the INTECH team members, along with the Nuveen Asset Management, LLC team, talk about their management strategies and the performance of the Fund for the six-month period ended June 30, 2012.

What key strategies were used to manage the Fund during this reporting period?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from among the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH, and also employs risk reduction techniques. Typically, the Fund's equity portfolio will hold 150 - 450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio. During the period, the Fund's writing of call options on a basket of stocks, while investing in a portfolio of equities, enhanced returns while foregoing some upside potential, as discussed later in this report.

The goal of the Fund's equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk. The continued market uncertainty during this period reconfirmed the importance of disciplined risk management like INTECH's investment process. The firm's core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*  Six-month returns are cumulative; all other returns are annualized.

**  Since inception returns are from 3/27/07.

***  Refer to Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH's investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to combine stocks in a manner that outperforms the benchmark. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process, and the rationale for over and underweight positions is a function of stocks' relative volatility and correlation characteristics in aggregate.

Because INTECH's process does not forecast the direction of stock prices, equity holdings that are overweight or underweight relative to the index are expected to beat the benchmark in approximately equal proportions over time.

While INTECH does not employ fundamental analysis in the management of the equity portfolio, fundamentals can have a significant impact on the general direction of the market. As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined and precise manner in an effort to maintain a more efficient portfolio than the S&P 500® Index, without increasing relative risk. While other factors may influence performance over the short-term, we believe that the consistent application of our process will help long-term performance.

The Fund also entered into futures contracts, buying equity index futures to gain equity market exposure where the portfolio holds cash.

How did the Fund perform over this six-month period?

The performance of the Fund, as well as for comparative indexes, is presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 6/30/12

	6-Month	1-Year	5-Year	Since Inception**
JCE	7.35%	5.06%	3.24%	3.28%
S&P 500® Index***	9.49%	5.45%	0.22%	1.27%
Comparative Index***	7.14%	6.86%	0.99%	1.74%

For the six-month period ended June 30, 2012, the Fund outperformed its comparative index, but underperformed the S&P 500® Index.

INTECH's investment process focuses solely on relative volatility and correlation and seeks to minimize tracking error for a target level of excess return. In general, the process searches for stocks with high relative volatility and low correlation attempting to combine stocks in a manner in which the opportunity to outperform the benchmark index exists. Within specific risk and turnover controls, INTECH continues to structure the portfolio in attempt to overweight stocks with high relative volatility and underweight stocks with low relative volatility, while keeping tracking error low.

INTECH's disciplined investment process is engineered to work in varying market environments and adapts to changes over the long-term. INTECH's relative performance is typically impacted by the market's relative volatility structure and size. During the

Nuveen Investments

reporting period, U.S. equity markets exhibited relatively stable stock volatility, which benefited the Fund. However, the Fund's writing of call options on a basket of stocks limited the Fund's upside potential.

Over the short-term, fundamental factors can impact relative performance. Accordingly, stock selection from the industrials, information technology, and financials sectors and underweight allocations to the utilities and information technology sectors detracted from the Fund's relative performance. Stock selection from the consumer discretionary and health care sectors added value during the reporting period.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. The following risks are listed in order of priority.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Investment Process Risk. INTECH uses a proprietary mathematical process that strives to identify common stocks with high volatility relative to the index and low correlation to one another. The use of this process may not produce the expected results.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Share Distribution and
Price Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2012, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the six-month reporting period, the Fund did not make any changes to its quarterly distribution to shareholders. Some of the factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about a managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

Nuveen Investments

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's distributions and total return performance for the six months ended June 30, 2012. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of 6/30/12	JCE
Inception date	3/27/07
Six months ended June 30, 2012:
Per share distribution:
From net investment income	$0.08
From realized capital gains	0.46
Return of capital	0.00
Total per share distribution	$0.54
Annualized distribution rate on NAV	7.52%
Average annual total returns:
6-Month (Cumulative) on NAV	7.35%
1-Year on NAV	5.06%
5-Year on NAV	3.24%
Since inception on NAV	3.28%

Share Repurchases and Price Information

As of June 30, 2012, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares Repurchased and Retired	% of Outstanding Shares
449,800	2.8%

During the current reporting period, the Fund did not repurchase and retire any of its outstanding common shares.

As of June 30, 2012, the Fund was trading at a -7.59% discount to its common share NAV, compared with an average discount of -6.79% for the entire six-month period.

Nuveen Investments

Fund Snapshot

Share Price	$13.28
Net Asset Value (NAV)	$14.37
Premium/(Discount) to NAV	-7.59%
Current Distribution Rate[1]	8.13%
Net Assets ($000)	$230,286

Average Annual Total Returns

(Inception 3/27/07)

	On Share Price	On NAV
6-Month (Cumulative)	10.78%	7.35%
1-Year	0.58%	5.06%
5-Year	3.15%	3.24%
Since Inception	1.76%	3.28%

Portfolio Composition

(as a % of total investments)2, 3

Specialty Retail	9.8%
Oil, Gas & Consumable Fuels	5.7%
Media	4.8%
Hotels, Restaurants & Leisure	3.9%
Computers & Peripherals	3.8%
IT Services	3.5%
Food Products	3.5%
Machinery	3.4%
Insurance	3.3%
Trading Companies & Distributors	3.3%
Tobacco	3.3%
Multi-Utilities	3.3%
Electric Utilities	3.0%
Real Estate Investment Trust	2.6%
Semiconductors & Equipment	2.4%
Chemicals	2.4%
Commercial Banks	2.1%
Household Durables	2.0%
Internet Software & Services	1.8%
Pharmaceuticals	1.7%
Beverages	1.5%
Software	1.5%
Energy Equipment & Services	1.5%
Biotechnology	1.5%
Gas Utilities	1.4%
Short-Term Investments	3.6%
Other	19.4%

JCE

Performance

OVERVIEW

Nuveen Core Equity Alpha Fund

  June 30, 2012

Portfolio Allocation (as a % of total investments)2, 3

2011-2012 Distributions Per Share

Share Price Performance — Weekly Closing Price

Refer to Glossary of Terms used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

2  Excluding investments in derivatives.

3  Holdings are subject to change.

Nuveen Investments

JCE

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 30, 2012; at this meeting the shareholders were asked to vote on the election of Board Members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	13,679,080
Withhold	381,312
Total	14,060,392
Jack B. Evans
For	13,684,875
Withhold	375,517
Total	14,060,392
William J. Schneider
For	13,673,077
Withhold	387,315
Total	14,060,392

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund

Portfolio of INVESTMENTS

  June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 98.1%
	Aerospace & Defense – 1.4%
10,200	Goodrich Corporation	$1,294,380
6,800	Honeywell International Inc.	379,712
800	Lockheed Martin Corporation	69,664
1,800	Northrop Grumman Corporation	114,822
1,100	Precision Castparts Corporation	180,939
600	Raytheon Company	33,954
6,900	Rockwell Collins, Inc.	340,515
29,900	Textron Inc.	743,613
	Total Aerospace & Defense	3,157,599
	Air Freight & Logistics – 0.2%
4,900	FedEx Corporation	448,889
	Automobiles – 0.2%
9,600	Ford Motor Company	92,064
7,100	Harley-Davidson, Inc.	324,683
	Total Automobiles	416,747
	Beverages – 1.5%
23,700	Beam Inc.	1,481,013
9,400	Brown-Forman Corporation	910,390
12,700	Coca-Cola Company	993,013
3,600	Dr. Pepper Snapple Group	157,500
	Total Beverages	3,541,916
	Biotechnology – 1.5%
8,000	Alexion Pharmaceuticals Inc., (2)	794,400
2,300	Amgen Inc.	167,992
14,700	Biogen Idec Inc., (2)	2,122,386
3,100	Celgene Corporation, (2)	198,896
2,400	Gilead Sciences, Inc., (2)	123,072
	Total Biotechnology	3,406,746
	Building Products – 0.2%
41,700	Masco Corporation	578,379
	Capital Markets – 0.9%
10,100	Ameriprise Financial, Inc.	527,826
600	BlackRock Inc.	101,892
7,100	Federated Investors Inc.	155,135
26,700	Invesco LTD	603,420
28,600	Morgan Stanley	417,274
1,000	Northern Trust Corporation	46,020
3,100	State Street Corporation	138,384
	Total Capital Markets	1,989,951

Nuveen Investments

Shares	Description (1)	Value
	Chemicals – 2.5%
12,700	Airgas, Inc.	$1,066,927
500	CF Industries Holdings, Inc.	96,870
1,700	Dow Chemical Company	53,550
14,600	E.I. Du Pont de Nemours and Company	738,322
31,600	Eastman Chemical Company	1,591,692
12,200	FMC Corporation	652,456
11,100	Sherwin-Williams Company	1,469,085
	Total Chemicals	5,668,902
	Commercial Banks – 2.2%
41,600	BB&T Corporation	1,283,360
62,000	Fifth Third Bancorp.	830,800
40,400	First Horizon National Corporation	349,460
1,900	M&T Bank Corporation	156,883
139,100	Regions Financial Corporation	938,925
3,200	SunTrust Banks, Inc.	77,536
11,500	U.S. Bancorp	369,840
30,050	Wells Fargo & Company	1,004,872
	Total Commercial Banks	5,011,676
	Commercial Services & Supplies – 0.4%
19,600	Cintas Corporation	756,756
2,100	Waste Management, Inc.	70,140
	Total Commercial Services & Supplies	826,896
	Communications Equipment – 0.9%
51,800	Cisco Systems, Inc.	889,406
3,700	F5 Networks, Inc., (2)	368,372
1,500	Harris Corporation	62,775
13,928	Motorola Solutions Inc.	670,076
1,200	QUALCOMM, Inc.	66,816
	Total Communications Equipment	2,057,445
	Computers & Peripherals – 3.8%
12,600	Apple, Inc., (2)	7,358,399
6,700	Dell Inc., (2)	83,884
3,600	EMC Corporation, (2)	92,268
10,100	Lexmark International, Inc., Class A	268,458
5,500	NetApp, Inc., (2)	175,010
27,700	Western Digital Corporation, (2)	844,296
	Total Computers & Peripherals	8,822,315
	Construction Materials – 0.4%
21,300	Vulcan Materials Company	845,823
	Consumer Finance – 0.2%
11,000	Discover Financial Services	380,380
3,000	SLM Corporation	47,130
	Total Consumer Finance	427,510
	Distributors – 0.7%
26,500	Genuine Parts Company	1,596,625
	Diversified Consumer Services – 0.1%
9,200	H & R Block Inc.	147,016

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Diversified Financial Services – 1.0%
11,500	Bank of America Corporation	$94,070
7,800	Citigroup Inc.	213,798
600	CME Group, Inc.	160,866
10,205	JP Morgan Chase & Co.	364,625
14,300	Leucadia National Corporation	304,161
24,700	Moody's Corporation	902,785
5,300	NASDAQ Stock Market, Inc.	120,151
6,500	New York Stock Exchange Euronext	166,270
	Total Diversified Financial Services	2,326,726
	Diversified Telecommunication Services – 0.6%
2,600	AT&T Inc.	92,716
34,770	CenturyLink Inc.	1,373,067
	Total Diversified Telecommunication Services	1,465,783
	Electric Utilities – 3.1%
2,200	American Electric Power Company, Inc.	87,780
39,200	Duke Energy Corporation, (2)	903,952
1,300	Edison International	60,060
11,700	FirstEnergy Corp.	575,523
2,000	NextEra Energy Inc.	137,620
28,500	Pinnacle West Capital Corporation	1,474,590
1,800	PPL Corporation	50,058
44,200	Progress Energy, Inc.	2,659,514
14,300	Southern Company	662,090
15,200	Xcel Energy, Inc.	431,832
	Total Electric Utilities	7,043,019
	Electrical Equipment – 1.0%
18,800	Rockwell Automation, Inc.	1,241,928
11,500	Roper Industries Inc.	1,133,670
	Total Electrical Equipment	2,375,598
	Electronic Equipment & Instruments – 0.7%
9,000	Amphenol Corporation, Class A	494,280
48,800	Jabil Circuit Inc.	992,104
4,300	TE Connectivity Limited	137,213
	Total Electronic Equipment & Instruments	1,623,597
	Energy Equipment & Services – 1.5%
2,900	FMC Technologies Inc., (2)	113,767
1,600	Helmerich & Payne Inc.	69,568
14,600	Nabors Industries Inc., (2)	210,240
38,500	National-Oilwell Varco Inc.	2,480,940
9,042	Schlumberger Limited	586,916
	Total Energy Equipment & Services	3,461,431
	Food & Staples Retailing – 0.5%
1,300	Costco Wholesale Corporation	123,500
8,900	CVS Caremark Corporation	415,897
13,500	Safeway Inc.	245,025
2,500	Sysco Corporation	74,525
3,400	Wal-Mart Stores, Inc.	237,048
1,000	Whole Foods Market, Inc.	95,320
	Total Food & Staples Retailing	1,191,315

Nuveen Investments

Shares	Description (1)	Value
	Food Products – 3.6%
15,400	ConAgra Foods, Inc.	$399,322
99,700	DE Master Blenders 1753 BV, (3)	1,124,177
9,200	General Mills, Inc.	354,568
2,600	H.J. Heinz Company	141,388
14,200	Hershey Foods Corporation	1,022,826
19,940	Hillshire Brands Company	578,061
2,100	Hormel Foods Corporation	63,882
31,200	JM Smucker Company	2,356,224
20,400	Kraft Foods Inc.	787,848
16,900	Mead Johnson Nutrition Company, Class A Shares	1,360,619
	Total Food Products	8,188,915
	Gas Utilities – 1.5%
79,200	ONEOK, Inc.	3,350,952
	Health Care Equipment & Supplies – 0.8%
700	Baxter International, Inc.	37,205
2,100	Covidien PLC	112,350
2,800	Intuitive Surgical, Inc., (2)	1,550,612
1,500	Varian Medical Systems, Inc., (2)	91,155
1,000	Zimmer Holdings, Inc.	64,360
	Total Health Care Equipment & Supplies	1,855,682
	Health Care Providers & Services – 1.3%
3,400	Aetna Inc.	131,818
6,600	Coventry Health Care, Inc.	209,814
3,967	Express Scripts, Holding Company, (2)	221,478
10,300	Humana Inc.	797,632
7,900	McKesson HBOC Inc.	740,625
16,900	UnitedHealth Group Incorporated	988,650
	Total Health Care Providers & Services	3,090,017
	Health Care Technology – 0.5%
12,700	Cerner Corporation, (2)	1,049,782
	Hotels, Restaurants & Leisure – 4.0%
200	Chipotle Mexican Grill, (2)	75,990
23,200	Marriott International, Inc., Class A	909,440
18,400	McDonald's Corporation	1,628,952
44,600	Starbucks Corporation	2,378,072
50,900	Wyndham Worldwide Corporation	2,684,466
22,300	YUM! Brands, Inc.	1,436,566
	Total Hotels, Restaurants & Leisure	9,113,486
	Household Durables – 2.1%
71,900	D.R. Horton, Inc.	1,321,522
1,700	Harman International Industries Inc.	67,320
46,900	Lennar Corporation, Class A	1,449,679
48,100	Newell Rubbermaid Inc.	872,534
70,700	Pulte Corporation, (2)	756,490
5,500	Whirlpool Corporation	336,380
	Total Household Durables	4,803,925
	Household Products – 0.7%
1,300	Clorox Company	94,198
6,700	Colgate-Palmolive Company	697,470
7,100	Kimberly-Clark Corporation	594,767

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Household Products (continued)
4,100	Procter & Gamble Company	$251,125
	Total Household Products	1,637,560
	Industrial Conglomerates – 0.2%
27,500	General Electric Company	573,100
	Insurance – 3.4%
1,400	Ace Limited	103,782
15,700	AFLAC Incorporated	668,663
10,400	Allstate Corporation	364,936
500	American International Group, (2)	16,045
34,900	Aon Corporation	1,632,622
7,100	Assurant Inc.	247,364
9,500	Chubb Corporation	691,790
24,800	Cincinnati Financial Corporation	944,136
162,400	Genworth Financial Inc., Class A, (2)	919,184
700	Hartford Financial Services Group, Inc.	12,341
2,500	Lincoln National Corporation	54,675
2,300	Principal Financial Group, Inc.	60,329
9,600	Progressive Corporation	199,968
4,400	Prudential Financial, Inc.	213,092
14,850	Torchmark Corporation	750,668
15,000	Travelers Companies, Inc.	957,600
	Total Insurance	7,837,195
	Internet & Catalog Retail – 0.6%
2,700	Expedia, Inc.	129,789
5,000	NetFlix.com Inc., (2)	342,350
1,200	Priceline.com Incorporated, (2)	797,424
2,500	TripAdvisor Inc., (2)	111,725
	Total Internet & Catalog Retail	1,381,288
	Internet Software & Services – 1.8%
9,500	Akamai Technologies, Inc., (2)	301,625
20,300	eBay Inc., (2)	852,803
5,100	Google Inc., Class A, (2)	2,958,357
	Total Internet Software & Services	4,112,785
	IT Services – 3.6%
10,500	Accenture Limited	630,945
3,800	Automatic Data Processing, Inc.	211,508
30,900	Cognizant Technology Solutions Corporation, Class A, (2)	1,854,000
19,700	Fidelity National Information Services	671,376
12,100	International Business Machines Corporation (IBM)	2,366,518
2,200	MasterCard, Inc.	946,242
7,800	Paychex, Inc.	244,998
900	Teradata Corporation, (2)	64,809
2,200	Total System Services Inc.	52,646
9,600	Visa Inc.	1,186,848
	Total IT Services	8,229,890
	Leisure Equipment & Products – 0.2%
11,100	Mattel, Inc.	360,084
	Life Sciences Tools & Services – 0.3%
4,400	Agilent Technologies, Inc.	172,656
2,100	Life Technologies Corporation, (2)	94,479

Nuveen Investments

Shares	Description (1)	Value
	Life Sciences Tools & Services (continued)
16,300	Perkinelmer Inc.	$420,540
	Total Life Sciences Tools & Services	687,675
	Machinery – 3.4%
27,300	Caterpillar Inc.	2,318,043
3,300	Cummins Inc.	319,803
54,800	Eaton Corporation	2,171,724
3,100	Flowserve Corporation	355,725
20,900	Pall Corporation	1,145,529
24,287	Stanley Black & Decker Inc.	1,563,111
	Total Machinery	7,873,935
	Media – 4.9%
31,400	CBS Corporation, Class B	1,029,292
97,700	Comcast Corporation, Class A	3,123,469
64,600	DIRECTV Group, Inc., (2)	3,153,772
72,800	Gannett Company Inc.	1,072,344
14,600	Interpublic Group Companies, Inc.	158,410
3,000	McGraw-Hill Companies, Inc.	135,000
5,600	Time Warner Cable, Class A	459,760
17,000	Time Warner Inc.	654,500
14,900	Viacom Inc., Class B	700,598
15,900	Walt Disney Company	771,150
100	Washington Post Company	37,382
	Total Media	11,295,677
	Metals & Mining – 0.5%
800	Freeport-McMoRan Copper & Gold, Inc.	27,256
30,000	Nucor Corporation	1,137,000
4,200	United States Steel Corporation	86,520
	Total Metals & Mining	1,250,776
	Multiline Retail – 1.1%
5,900	Big Lots, Inc., (2)	240,661
8,800	Dollar Tree Stores Inc., (2)	473,440
13,300	J.C. Penney Company, Inc., (2)	310,023
30,300	Macy's, Inc.	1,040,805
6,100	Sears Holding Corporation, (2)	364,170
1,400	Target Corporation	81,466
	Total Multiline Retail	2,510,565
	Multi-Utilities – 3.3%
30,700	Ameren Corporation	1,029,678
2,800	CenterPoint Energy, Inc.	57,876
38,900	CMS Energy Corporation	914,150
22,100	Consolidated Edison, Inc.	1,374,399
15,800	Dominion Resources, Inc.	853,200
9,600	DTE Energy Company	569,568
71,200	NiSource Inc.	1,762,200
4,700	Scana Corporation	224,848
22,800	Wisconsin Energy Corporation	902,196
	Total Multi-Utilities	7,688,115
	Oil, Gas & Consumable Fuels – 5.8%
1,100	Cabot Oil & Gas Corporation	43,340
7,700	Chevron Corporation	812,350
4,400	ConocoPhillips	245,872

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
17,500	Denbury Resources Inc., (2)	$264,425
1,300	Devon Energy Corporation	75,387
4,100	EOG Resources, Inc.	369,451
33,500	Exxon Mobil Corporation	2,866,595
39,612	Kinder Morgan, Inc.	1,276,299
52,800	Marathon Oil Corporation	1,350,096
12,750	Marathon Petroleum Corporation	572,730
2,800	Noble Energy, Inc.	237,496
5,050	Phillips 66	167,862
12,000	Pioneer Natural Resources Company	1,058,520
46,400	Spectra Energy Corporation	1,348,384
12,900	Sunoco, Inc.	612,750
4,000	Tesoro Corporation, (2)	99,840
71,300	Williams Companies, Inc.	2,054,866
	Total Oil, Gas & Consumable Fuels	13,456,263
	Paper & Forest Products – 0.1%
9,700	International Paper Company	280,427
1,100	MeadWestvaco Corporation	31,625
	Total Paper & Forest Products	312,052
	Personal Products – 1.4%
60,400	Estee Lauder Companies Inc., Class A	3,268,848
	Pharmaceuticals – 1.8%
2,000	Abbott Laboratories	128,940
7,300	Allergan, Inc.	675,761
58,800	Bristol-Myers Squibb Company	2,113,860
17,400	Eli Lilly and Company	746,634
6,832	Merck & Company Inc.	285,236
5,900	Pfizer Inc.	135,700
	Total Pharmaceuticals	4,086,131
	Professional Services – 1.2%
9,900	Dun and Bradstreet Inc.	704,583
32,200	Equifax Inc.	1,500,520
23,300	Robert Half International Inc.	665,681
	Total Professional Services	2,870,784
	Real Estate Investment Trust – 2.6%
30,400	American Tower Corporation	2,125,264
4,000	AvalonBay Communities, Inc.	565,920
8,400	Boston Properties, Inc.	910,308
5,500	Equity Residential	342,980
15,900	Host Hotels & Resorts Inc.	251,538
6,800	Public Storage, Inc.	981,988
3,800	Simon Property Group, Inc.	591,508
12,500	Weyerhaeuser Company	279,500
	Total Real Estate Investment Trust	6,049,006
	Road & Rail – 0.3%
6,000	Union Pacific Corporation	715,860
	Semiconductors & Equipment – 2.5%
14,300	Advanced Micro Devices, Inc., (2)	81,939
46,300	Intel Corporation	1,233,895
17,500	KLA-Tencor Corporation	861,875
25,200	Lam Research Corporation, (2)	951,048

Nuveen Investments

Shares	Description (1)	Value
	Semiconductors & Equipment (continued)
109,700	LSI Logic Corporation, (2)	$698,789
70,800	Micron Technology, Inc., (2)	446,748
36,600	Teradyne Inc., (2)	514,596
31,700	Texas Instruments Incorporated	909,473
	Total Semiconductors & Equipment	5,698,363
	Software – 1.5%
1,800	Adobe Systems Incorporated, (2)	58,266
66,000	CA Inc.	1,787,940
12,100	Intuit, Inc.	718,135
26,900	Microsoft Corporation	822,871
1,400	Red Hat, Inc., (2)	79,072
	Total Software	3,466,284
	Specialty Retail – 9.9%
5,100	AutoZone, Inc., (2)	1,872,567
9,100	Bed Bath and Beyond Inc., (2)	562,380
1,700	CarMax, Inc., (2)	44,098
61,800	Gap, Inc.	1,690,848
118,700	Home Depot, Inc.	6,289,913
23,000	Limited Brands, Inc.	978,190
73,200	Lowe's Companies, Inc.	2,081,808
16,700	O'Reilly Automotive Inc., (2)	1,398,959
50,500	Ross Stores, Inc.	3,154,735
9,300	Staples, Inc.	121,365
107,800	TJX Companies, Inc.	4,627,854
2,000	Urban Outfitters, Inc., (2)	55,180
	Total Specialty Retail	22,877,897
	Textiles, Apparel & Luxury Goods – 0.6%
900	Fossil Inc., (2)	68,886
4,300	Nike, Inc., Class B	377,454
7,500	VF Corporation	1,000,875
	Total Textiles, Apparel & Luxury Goods	1,447,215
	Thrifts & Mortgage Finance – 0.0%
18,500	Hudson City Bancorp, Inc.	117,845
	Tobacco – 3.4%
50,600	Altria Group, Inc.	1,748,230
7,200	Lorillard Inc.	950,040
26,600	Philip Morris International	2,321,116
61,500	Reynolds American Inc.	2,759,505
	Total Tobacco	7,778,891
	Trading Companies & Distributors – 3.4%
104,200	Fastenal Company	4,200,302
19,000	W.W. Grainger, Inc.	3,633,560
	Total Trading Companies & Distributors	7,833,862
	Wireless Telecommunication Services – 0.3%
11,500	Crown Castle International Corporation, (2)	674,590
	Total Common Stocks (cost $189,603,419)	225,977,199

Nuveen Investments

JCE

Nuveen Core Equity Alpha Fund (continued)

Portfolio of INVESTMENTS June 30, 2012 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value
	Short-Term Investments – 3.7%
	U.S. Government and Agency Obligations – 1.5%
$3,350	U.S. Treasury Bills, (5)	0.000%	9/20/12	N/R	$3,349,461
	Repurchase Agreements – 2.2%
5,157	Repurchase Agreement with State Street Bank, dated 6/29/12, repurchase price $5,156,553, collateralized by $5,230,000 U.S. Treasury Notes, 0.750%, due 3/31/13, value $5,262,688	0.010%	7/02/12	N/A	5,156,549
$8,507	Total Short-Term Investments (cost $8,505,871)				8,506,010
	Total Investments (cost $198,109,290) – 101.8%				234,483,209
	Other Assets Less Liabilities – (1.8)% (6)				(4,197,656)
	Net Assets – 100%				$230,285,553

Investments in Derivatives at June 30, 2012

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Strike Price	Value (6)
	Call Options – (0.3)%
(285,685)	Custom Basket 1 NASDAQ	$(28,568,543)	7/19/12	$103.0	$(394,646)
(281,778)	Custom Basket 4 NASDAQ	(28,177,744)	7/25/12	103.0	(220,153)
(567,463)	Total Call Options Written (premiums received $415,147)	$(56,746,287)			$(614,799)

Future Contracts outstanding:

Type	Contract Position	Number of Contracts	Contract Expiration	Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Long	120	9/12	$8,138,400	$336,240

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  (4)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

  (6)  Other Assets Less Liabilities includes Value and the Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at June 30, 2012.

  (7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

  N/R  Not rated.

  N/A  Not applicable.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2012 (Unaudited)

Assets
Investments, at value (cost $198,109,290)	$234,483,209
Receivables:
Dividends	590,130
Variation margin on futures contracts	204,000
Other assets	16,709
Total assets	235,294,048
Liabilites
Call options written, at value (premium received $415,147)	614,799
Dividends payable	4,133,589
Accrued expenses:
Management fees	171,296
Other	88,811
Total liabilities	5,008,495
Net assets	$230,285,553
Shares outstanding	16,021,686
Net asset value per share outstanding	$14.37
Net assets consist of:
Shares, $.01 par value per share	$160,217
Paid-in surplus	221,156,908
Undistributed (Over-distribution of) net investment income	(7,407,748)
Accumulated net realized gain (loss)	(20,134,331)
Net unrealized appreciation (depreciation)	36,510,507
Net assets	$230,285,553
Authorized shares	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2012 (Unaudited)

Investment Income
Dividends	$2,491,762
Interest	1,242
Total investment income	2,493,004
Expenses
Management fees	1,071,472
Shareholders' servicing agent fees and expenses	636
Custodian's fees and expenses	39,216
Trustees' fees and expenses	3,398
Professional fees	24,572
Shareholders' reports — printing and mailing expenses	48,914
Stock exchange listing fees	4,203
Investor relations expense	24,842
Other expenses	21,131
Total expenses before custodian fee credit	1,238,384
Custodian fee credit	(8)
Net expenses	1,238,376
Net investment income (loss)	1,254,628
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	11,613,389
Call options written	(1,012,832)
Futures contracts	539,968
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,202,058
Call options written	(311,049)
Futures contracts	190,052
Net realized and unrealized gain (loss)	15,221,586
Net increase (decrease) in net assets from operations	$16,476,214

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/12	Year Ended 12/31/11
Operations
Net investment income (loss)	$1,254,628	$1,568,492
Net realized gain (loss) from:
Investments and foreign currency	11,613,389	16,514,619
Call options written	(1,012,832)	3,471,517
Futures contracts	539,968	97,313
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	4,202,058	(7,358,615)
Call options written	(311,049)	303,752
Futures contracts	190,052	40,000
Net increase (decrease) in net assets from operations	16,476,214	14,637,078
Distributions to Shareholders
From and in excess of net investment income	(8,651,710)	—
From net investment income	—	(17,306,121)
Return of capital	—	—
Decrease in net assets from distributions to shareholders	(8,651,710)	(17,306,121)
Capital Share Transactions
Cost of shares repurchased and retired	—	(56,559)
Net increase (decrease) in net assets from capital share transactions	—	(56,559)
Net increase (decrease) in net assets	7,824,504	(2,725,602)
Net assets at the beginning of period	222,461,049	225,186,651
Net assets at the end of period	$230,285,553	$222,461,049
Undistributed (Over-distribution of) net investment income at the end of period	$(7,407,748)	$(10,666)

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a share outstanding throughout each period:

	Investment Operations				Less Distributions					Discount
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income		Capital Gains	Return of Capital	Total	from Shares Repurchased and Retired
Year Ended 12/31:
2012(e)	$13.88	$.08	$.95	$1.03	$(.54	)***	$—	$—	$(.54)	$—
2011	14.05	.10	.81	0.91	(1.08)		—	—	(1.08)	—	*
2010	13.18	.10	1.87	1.97	(.92)		—	(.18)	(1.10)	—	*
2009	11.74	.14	2.38	2.52	(.15)		—	(.95)	(1.10)	.02
2008	18.72	.16	(5.65)	(5.49)	(.16)		—	(1.34)	(1.50)	.01
2007(d)	19.10	.15	.81	0.96	(.14)		—	(1.16)	(1.30)	—	*

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets(c)
	Offering Costs		Ending Net Asset Value	Ending Market Value	Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate
Year Ended 12/31:
2012(e)	$—		$14.37	$13.28	10.78%	7.35%	$230,286	1.07	%**	1.08	%**	41%
2011	—		13.88	12.47	3.11	6.70	222,461	1.05		.69		67
2010	—		14.05	13.12	17.25	15.82	225,187	1.11		.73		131
2009	—	*	13.18	12.21	41.27	23.16	211,367	1.15		1.20		112
2008	—	*	11.74	9.61	(34.06)	(30.84)	191,180	1.11		1.04		51
2007(d)	(0.04)		18.72	16.35	(12.08)	4.84	307,877	1.07	**	1.03	**	73

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

(d)  For the period March 27, 2007 (commencement of operations) through December 31, 2007.

(e)  For the six months ended June 30, 2012.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2012.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Core Equity Alpha Fund (the "Fund") is a closed-end registered investment company registered under the Investment Company Act of 1940, as amended. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JCE." The Fund was organized as a Massachusetts business trust on January 9, 2007.

The Fund's investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by one of the Fund's sub-advisers INTECH Investment Management LLC ("INTECH"), an independently managed indirect subsidiary of Janus Capital Group Inc., to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund's equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund's risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund's returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) custom basket call options with a notional value of up to 50% of the value of the equity portfolio. Nuveen Asset Management, LLC, a wholly-owned subsidiary of Nuveen Fund Advisors, Inc., (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), is responsible for the Fund's call option strategy and overseeing the Fund's investments in futures contracts.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into

Nuveen Investments

default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2011 is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2012, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over-distribution of) net investment income" as of June 30, 2012, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2012, reflect an over-distribution of net investment income.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency exchange contracts, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable.

Futures Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in an attempt to manage such risk. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the six months ended June 30, 2012, the Fund entered into futures contracts, buying equity index futures to gain equity market exposure where the portfolio holds cash.

The average number of futures contracts outstanding during the six months ended June 30, 2012, was 122. The average number of outstanding contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on futures contract activity.

Nuveen Investments

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) call options, primarily on custom baskets of securities, in an attempt to manage such risk. When the Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call options written, at value" on the Statement of Asset and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options during the reporting period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call options written" on the Statement of Operations. When a call option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or upon executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call options written" on the Statements of Operations. The Fund, as writer of a call option, has no control over whether the underlying instrument may be sold (called) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During six months ended June 30, 2012, the Fund wrote call options on a basket of stocks, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of call options written during the six months ended June 30, 2012, was $67,565,525. The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. Refer to Footnote 3—Derivative Instruments and Hedging Activities and Footnote 5—Investment Transactions for further details on call options written.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$224,853,022	$1,124,177	$—	$225,977,199
Short-Term Investments:
U.S. Government and Agency Obligations	—	3,349,461	—	3,349,461
Repurchase Agreements	—	5,156,549	—	5,156,549
Derivatives:
Call Options Written	—	(614,799)	—	(614,799)
Futures Contracts**	336,240	—	—	336,240
Total	$225,189,262	$9,015,388	$—	$234,204,650

*  Refer to the Fund's Portfolio of Investments for industry classifications and for breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of June 30, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Futures contracts	Receivable for variation margin on futures contracts*	$336,240	—	$—
Equity Price	Options	—	—	Call options written, at value	(614,799)
Total			$336,240		$(614,799)

*  Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin presented on the Statement of Assets and Liabilities.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Call Options Written
Risk Exposure
Equity Price	$(1,012,832)
Net Realized Gain (Loss) from Futures Contracts
Risk Exposure
Equity Price	$539,968
Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(311,049)
Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Risk Exposure
Equity Price	$190,052

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

4. Fund Shares

Transactions in shares were as follows:

	Six Months Ended 6/30/12	Year Ended 12/31/11
Shares repurchased and retired	—	(5,000)
Weighted average:
Price per share repurchased and retired	$—	$11.29
Discount per share repurchased and retired	—	15.92%

5. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended June 30, 2012, aggregated $95,745,242 and $104,282,645, respectively.

Transactions in call options written during the six months ended June 30, 2012, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	795,335	$965,140
Call options written	3,040,660	1,892,051
Call options terminated in closing purchase transactions	(1,235,489)	(1,177,341)
Call options expired	(2,033,043)	(1,264,703)
Outstanding, end of period	567,463	$415,147

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$198,306,284
Gross unrealized:
Appreciation	$40,820,688
Depreciation	(4,643,763)
Net unrealized appreciation (depreciation) of investments	$36,176,925

Permanent differences, primarily due to Real Estate Investment Trust (REIT) adjustments and tax basis earnings and profit adjustments, resulted in reclassifications among the Fund's components of net assets at December 31, 2011, the Fund's last tax year-end, as follows:

Paid-in surplus	$(15,793,406)
Undistributed (Over-distribution) of net investment income	15,737,622
Accumulated net realized gain (loss)	55,784

Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2011, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2011 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income *	$17,306,121
Distributions from net long-term capital gains	—
Return of capital	—

*  Net ordinary income consists of net taxable income derived from dividends and interest, and current year earnings and profits attributable to realized gains.

At December 31, 2011, the Fund's last tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2017	$30,094,692

During the last tax year ended December 31, 2011, the Fund utilized $20,757,172 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund's last tax year ended December 31, 2011, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2011 through December 31, 2011, the Fund's last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$836,982
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7500%
For the next $500 million	.7250
For the next $500 million	.7000
For the next $500 million	.6750
For managed assets over $2 billion	.6500

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2012, the complex-level fee rate for the Fund was .1731%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund's overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH and Nuveen Asset Management, LLC, under which INTECH and Nuveen Asset Management, LLC manage their respective investments in the Fund's portfolio. INTECH and Nuveen Asset Management, LLC are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11")to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Nuveen Asset Management, LLC ("Nuveen Asset Management") and (b) the Advisor and INTECH Investment Management LLC ("INTECH") (Nuveen Asset Management and INTECH are each a "Sub-Advisor") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

Nuveen Investments

Annual Investment Management

Agreement Approval Process (Unaudited) (continued)

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors generally provide the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisors or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share

Nuveen Investments

Annual Investment Management

Agreement Approval Process (Unaudited) (continued)

repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund's performance and the applicable investment team. In this regard, the Board reviewed the Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance

Nuveen Investments

of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Fund had demonstrated generally favorable performance in comparison to its peers, performing in the top quartile.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

Nuveen Investments

Annual Investment Management

Agreement Approval Process (Unaudited) (continued)

The Independent Board Members observed that the Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements, if any) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisors, the Independent Board Members also considered the pricing schedule or fees that each Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts), as applicable. The Independent Board Members noted that for INTECH, the Sub-Advisor unaffiliated with Nuveen, the sub-advisory fees were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members

Nuveen Investments

noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including Nuveen Asset Management, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Similarly, with respect to sub-advisers unaffiliated with Nuveen, such as INTECH, the Independent Board Members also considered the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities with respect to the Nuveen funds. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments

Annual Investment Management

Agreement Approval Process (Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that the Advisor and Nuveen Asset Management have the authority to pay a higher commission in return for brokerage and

Nuveen Investments

research services if they determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the foregoing Fund Advisers may also benefit the Fund and shareholders to the extent the research enhances the ability of such Fund Advisers to manage the Fund. The Independent Board Members noted that these Fund Advisers' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. In addition, the Independent Board Members noted that INTECH does not participate in soft dollar arrangements. INTECH, however, may pay higher commissions for execution services as permitted under applicable law.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid

Nuveen Investments

by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Comparative Benchmark: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/Write Index (BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: An investment's current annualized distribution divided by its current market price.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund's quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JCE	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-I-0612D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2012